EXHIBIT 10.2

                             SECURED NOTES AGREEMENT

         This Secured Notes Agreement (the "AGREEMENT"), dated as of October 13, 2004, is entered by and among Tuttle Risk Management Services Inc., a Delaware corporation (the "COMPANY"), the Company's stockholders listed on the Stockholder Schedule attached hereto as EXHIBIT "A" (individually a "STOCKHOLDER" and collectively the "STOCKHOLDERS"), LION, Inc., a Washington corporation ("LION"), and Anthony Berris, as the Stockholders' Representative, as defined below.

                                    RECITALS

         WHEREAS, pursuant to the Agreement of Merger, dated as of October 12, 2004, by and among LION, LION Acq., LLC, a Washington limited liability company wholly-owned by LION ("MERGER LLC"), the Company, Anthony Berris, Sern Clementson, and Anthony Berris, as Stockholders' Representative (the "MERGER AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned to them in the Merger Agreement), LION is to acquire from the Stockholders all of the Company's outstanding Common Stock through the merger of Merger LLC with the Company (the "MERGER");

         WHEREAS, under the Merger Agreement, it is a condition precedent to the Merger that the Company make a distribution to the Stockholders in the form of cash and notes (the "DISTRIBUTION NOTES") immediately prior to the closing of the Merger;

         WHEREAS, the Stockholders are willing to receive the Distribution Notes as part of the Merger transaction, and to approve the Merger, provided that (i) the Distribution Notes are substantially in the form of the note attached hereto as EXHIBIT "B" (the "FORM OF DISTRIBUTION NOTE"), (ii) the Company's obligations under the Distribution Notes are secured by a first priority security interest in all of the Company's personal property, and (iii) LION guaranties the Company's obligations under the Distribution Notes and the other Note Documents, effective as of the closing of the Merger pursuant to a guaranty substantially in the form of the guaranty attached hereto as EXHIBIT "C" (the "GUARANTY"); and

         WHEREAS, LION and the Company are willing to have the Company grant such security interest and to have the Distribution Notes be in the form of the Form of Distribution Note and LION is willing to guaranty the Company's obligations under the Distribution Notes and the other Note Documents pursuant to the Guaranty, effective as of the closing of the Merger;

         NOW, THEREFORE, IT IS AGREED THAT:

         1. THE DISTRIBUTION NOTES.

              (a) ISSUANCE OF NOTES. Pursuant to the resolutions of the Company's Board of Directors attached hereto as EXHIBIT "D" (the "BOARD DISTRIBUTION RESOLUTIONS"), the Company shall issue to each Stockholder a Distribution Note in the original principal amount indicated opposite such Stockholder's name on the Stockholder Schedule.

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              (b) SECURITY INTEREST.

                  (i) GRANT OF SECURITY INTEREST. The Company hereby grants to the Stockholders' Representative, on behalf of the Stockholders, a first priority security interest in all of the Company's right, title and interest in the presently existing and hereafter acquired personal property described in EXHIBIT "E" attached hereto (the "COLLATERAL") to secure the payment of all of the indebtedness under the Distribution Notes and the other Note Documents and the performance of all the Company's obligations under the Note Documents (the "SECURED OBLIGATIONS").

                  (ii) REPRESENTATIONS AND WARRANTIES AND COVENANTS REGARDING COLLATERAL. The Company represents and warrants to the Stockholders that it is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of all Liens other than the security interest granted to the Stockholders hereunder and the Liens described in Section 3(d)(the "PERMITTED LIENS"). The Company shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted hereby and the Permitted Liens, and it shall promptly notify the Stockholders of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

                  (iii) PERFECTION OF SECURITY NTEREST. The Company shall take all actions that the Stockholders request to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder.

         2. STOCKHOLDERS' REPRESENTATIVE.

              (a) GENERAL POWER. The Stockholders' Representative shall have the power to take all actions that the Stockholders have under the Note Documents and by law, including the power to exercise the Stockholders' rights and remedies under the Note Documents and by law during the continuance of an Event of Default, provided that, absent exigent circumstances where action is determined by the Stockholders' Representative to be necessary to protect Collateral, the Stockholders' Representative shall not proceed to enforce the Stockholders' rights and remedies against the Collateral or the Company by foreclosure, judicial action or the like (each, an "ENFORCEMENT ACTION"), unless and until directed to do so by the Requisite Holders. Unless the Stockholders' Representative shall request further guidance or consents, any direction by the Requisite Holders to begin an Enforcement Action shall state only that the Stockholders' Representative shall begin enforcement, and shall not specify the manner in which enforcement should proceed. Once the Stockholders' Representative receives direction from the Requisite Holders to commence an Enforcement Action, all decisions as to how to proceed to enforce the Stockholders' rights and remedies, including the methods and timing or proceeding, may be made by the Stockholders' Representative in his good faith business judgment, with such consultation with the Stockholders as the Stockholders' Representative in his sole discretion deems reasonable under the circumstances. Notwithstanding the foregoing, if the Stockholders' Representative requests the consent of the Stockholders as to any specific enforcement action, and the Stockholders do not unanimously agree, in writing, as to whether such action should be taken, then the Stockholders' Representative may (i) rely upon the decision

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of the Requisite  Holders,  or (ii) in his discretion,  refrain from taking such action, unless the Requisite Holders agree to indemnify the Stockholders' Representative expressly with respect to the specific Enforcement Action proposed to be taken. In the event of one or more foreclosure sales, the Stockholders' Representative shall have the right to credit bid on behalf of all the Stockholders in respect of the Secured Obligations.

              (b) LIMITATION ON INDIVIDUAL STOCKHOLDER ACTION. Except through the Stockholders' Representative, no Stockholder shall collect, take possession of, foreclose upon, or exercise any rights or remedies with respect to the Collateral, the Company or LION, judicially or non-judicially, in order to satisfy or collect any Secured Obligations or attempt to do any of the foregoing.

              (c) ACQUISITION OF COLLATERAL. If Collateral is acquired by the Stockholders' Representative by foreclosure sale or otherwise, at the option of the Stockholders' Representative, title may be taken in the name of the Stockholders' Representative or in the name of a corporation affiliated with the Stockholders' Representative or other nominee designated by the Stockholders' Representative, in any case, for the ratable benefit of the Stockholders subject to the terms of this Agreement. Although the Stockholders' Representative shall consult with the Stockholders as to the general operation and disposition of any Collateral for which title has been acquired through foreclosure or otherwise, the Stockholders' consent shall not be required for decisions by the Stockholders' Representative relating to the management, operation, or repair of the Collateral so acquired.

              (d) ENFORCEMENT COSTS. The costs of repossession, sale, possession and management (including any costs of holding any Collateral the title to which is acquired by the Stockholders' Representative on behalf of the Stockholders), and distribution shall be borne by the Stockholders pro rata until repaid by the Company. Each Stockholder shall reimburse the Stockholders' Representative for his share of all such costs promptly upon demand. Without limiting any obligations of one Stockholder to reimburse the Stockholders' Representative as contained herein, if the Company fails to pay taxes, assessments, insurance premiums, claims against the Collateral or any other amount required to be paid by the Company pursuant to any of the Note Documents, the Stockholders' Representative may (but shall not be obligated to) advance amounts necessary to pay the same, and each Stockholder agrees to reimburse the Stockholders' Representative promptly upon demand for his pro rata share of any such payments, provided that the Stockholders' Representative has advanced such amounts with the approval of the Requisite Holders.

              (e) POWER OF ATTORNEY. The Company appoints the Stockholders' Representative, and any agent of the Stockholders' Representative, with full power of substitution, as the Company's true and lawful attorney-in-fact, effective as of the date hereof, with power, in his own name or in the name of the Company, (A) at any time, at the Company's expense, to take such actions as are necessary to perfect or to continue the perfection of the Stockholders' security interest in any of the Collateral and (B) during the continuance of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into the Stockholders' possession, (ii) to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral, (iii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, (iv) to demand, collect, issue receipt for,

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compromise,  settle and sue for monies due in respect of the Collateral,  (v) to notify Persons obligated with respect to the Collateral to make payments directly to the Stockholders' Representative, and (vi) generally, to do, at the Stockholders' Representative's option and at the Company's expense, all acts and things which the Stockholders' Representative deems necessary to protect, preserve and realize upon the Collateral and the Stockholders' security interest therein to effect the intent of the Note Documents, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

              (f) EXERCISE OF RIGHTS AND REMEDIES. During the continuance of an Event of Default, the Stockholders' Representative shall have the right, himself or through any of his agents, with or without notice to the Company (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Stockholders' Representative shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Stockholders' Representative, in his sole discretion, may deem advisable, and it shall have the right to purchase at any such sale on behalf of the Stockholders. The Company agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the Stockholders' reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which the Stockholders shall account to the Company for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Stockholders are legally entitled, the Company shall be liable for the deficiency and the reasonable fees of any attorneys the Stockholders' Representative employs to collect such deficiency; PROVIDED, HOWEVER, that the foregoing shall not be deemed to require the Stockholders' Representative to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Stockholders' Representative and the other Stockholders arising out of the retention or sale or lease of the Collateral or other exercise of the Stockholders' rights and remedies with respect thereto. All of the Stockholders' rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

              (g) COMPANY WAIVERS. To the extent permitted by law, the Company covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree,

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judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Stockholders, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Stockholders that, except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT "F", as of the date hereof, except as otherwise stated to the contrary herein:

              (a) CORPORATE POWER; BINDING OBLIGATIONS. The Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement, the Distribution Notes and the other Note Documents to which it is a party. The Note Documents to which it is a party are valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and by general principles of equity.

              (b) AUTHORIZATION. All corporate and legal action on the part of the Company needed for the Company to issue the Distribution Notes and to perform its obligations hereunder and under the Distribution Notes and the other Note Documents to which it is a party have been taken or will be taken prior to the date hereof.

              (c) NO LIENS. The Distribution Notes, when issued in compliance with the provisions hereof, will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Distribution Notes may be subject to restrictions on transfer under state and/or federal securities laws.

              (d) TITLE TO ASSETS; LIENS. The Company has good and marketable title to the Collateral, in each case subject to no Lien, other than (i) those resulting from taxes which have not yet become delinquent, and (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the Company's operations. The Company's execution, delivery, and performance of and compliance with this Agreement and the other Note Documents to which it is a party, and the issuance and sale of the Distribution Notes will not, with or without the passage of time or giving of notice, result in the creation of any Lien upon any of the Company's assets.

         4. COMPANY COVENANTS. For so long as any of the Distribution Notes are outstanding:

              (a) FINANCIAL STATEMENTS. The Company shall deliver to each Stockholder as soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, an unaudited balance sheet of the Company as of the end of such month, cash flow statements and an unaudited statement of operations of the Company for the portion of the fiscal year ended with such month prepared in accordance with GAAP and certified by the

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Company's  chief  financial  officer,  subject,  however,  to the  exclusion  of footnotes and to normal year-end audit adjustments;

              (b) ADDITIONAL INDEBTEDNESS. The Company shall not incur any Indebtedness, other than the Indebtedness outstanding as of the date hereof, without the consent of the Requisite Holders, given in their sole discretion; and

              (c) PREPAYMENT OF OTHER INDEBTEDNESS. The Company shall not prepay, voluntarily or involuntarily, the principal outstanding or accrued interest with respect to any other Indebtedness.

         5. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder and the other Note Documents:

              (a) The Company's failure to pay any amount payable under any of the Distribution Notes or any other Note Documents in accordance with the terms thereof;

              (b) The Company's breach of any representation and warranty hereunder or any of the other Note Documents or the Company's breach of any covenant hereunder or any of the other Note Documents which is not cured within ten (10) days of the earlier of the Company learning of such breach or of notice thereof from the Stockholders' Representative or any of the Stockholders; PROVIDED, HOWEVER, that if the cure will take more than ten (10) days and the Company is diligently pursuing such cure during such ten (10) day period, then an Event of Default shall not occur with respect to such breach if it is cured within twenty (20) days of the earlier of the Company learning of such breach or of notice thereof from the Stockholders' Representative or any of the Stockholders;

              (c) The  Company  (A) has an order for relief  entered  against it under Chapter 11 of Title Eleven of the United States Code (the "BANKRUPTCY CODE"), (B) makes an assignment for the benefit of creditors, (C) applies for or seeks the appointment of a receiver, liquidator, assignee, trustee or other similar official for it or of any substantial part of its property or any such official is appointed, other than upon the Company's request, and such unrequested appointment continues for thirty (30) days, (D) institutes proceedings seeking an order for relief under the federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or any of its debts under other applicable federal or state law relating to creditor rights and remedies, or any such proceeding is filed against it, other than upon the Company's request, and such unrequested proceeding continues undismissed or unstayed for thirty (30) days, or (E) takes corporate action in furtherance of any of the foregoing actions;

              (d) If there is a default in any agreement between the Company and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000, or if there is an Event of Default, as defined in the Notes, as issued pursuant to the Merger Agreement;

              (e) If there (i) occurs a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company or the Guarantor, or (ii) is a

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material  impairment  of the  Company's  ability to satisfy  any  portion of the
Secured Obligations; or

              (f) The Guaranty ceases for any reason to be in full force or the Guarantor or any circumstance described in Section 5(b) or Section 5(c) occurs to or with respect to the Guarantor.

6. DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "GAAP": generally accepted accounting principles as in effect from time to time.

         "INDEBTEDNESS": any liability, whether or not contingent, (i) with respect to borrowed money, or evidenced by bonds, notes, debentures or similar instruments, (ii) representing the balance deferred and unpaid of the purchase price of any property or services (except such balance that constitutes an account payable to a trade creditor created or incurred in the ordinary course of business, (iii) as lessee under leases that are capital leases for GAAP purposes, (iv) consisting of reimbursement obligations with respect to surety bonds, letters of credit, banker's acceptances, drafts or similar documents or instruments issued for the liable Person's account, and (v) as a guarantor for any liability described in clause (i), (ii), (iii) or (iv) of this definition, including any guarantor arising from the pledge of any property as security for any liability of a third party described in clause (i), (ii), (iii) or (iv) of this definition.

         "LIENS": any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

         "NOTE DOCUMENTS": this Agreement, the Distribution Notes, the Guaranty and all documents needed to perfect or give notice of the Stockholders' security interest in the Collateral.

         "PERSON": any individual, sole proprietorship, corporation, limited liability company, limited liability partnership, partnership, joint venture, trust, unincorporated organization, estate or any other entity or any governmental agency.

         "REQUISITE HOLDERS": at any time, the Stockholders holding a majority, measured by principal amount, of the Distribution Notes outstanding.

         "UCC": the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

         7. MISCELLANEOUS.

              (a) ENTIRE AGREEMENT. This Agreement, the Distribution Notes and the Guaranty constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof.

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              (b) WAIVERS AND AMENDMENTS.  No provision of this Agreement or any other Note Document to which the Company is a party may be amended, waived or modified other than by a document signed by the Company and the Requisite Holders (as of the effective date of such action); PROVIDED, HOWEVER, that no amendment, waiver or modification of this subsection may be made without the
consent  of  all  the   Stockholders.   Upon  any  such  amendment,   waiver  or
modification,  the Company  shall  promptly give written  notice  thereof to the
Stockholders  who  did  not  execute  the  written  consent.   Each  Stockholder
acknowledges that the Requisite Holders will have the power under this subsection to diminish or eliminate rights of such Stockholder under the Note Documents.

              (c) STOCKHOLDER RIGHTS. Each Stockholder shall have the absolute right to exercise or to refrain from exercising any right such Stockholder has under the Note Documents, including the right to consent to an amendment, waiver or modification of any of such documents, and such Stockholder shall not incur any liability to any other Stockholder with respect to exercising or refraining from exercising any such right.

              (d) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions. The Company, LION and each Stockholder each hereby submits to the jurisdiction of the state and Federal courts located in the County of San Francisco, State of California, or, at Stockholders' Representative's sole option, such other venues and courts which have appropriate jurisdiction over the matter in controversy with respect to all actions relating to the Note Documents. Each of the Company and LION (i) waives any objection of forum non conveniens and venue, (ii) waives personal service of any process upon it, (iii) consents that all such service of process be made in the manner set forth in Section 7(e) for the giving of notice and
(iv) waives any right it may otherwise have to collaterally attack any judgment entered against it. The Company, LION and each Stockholder each hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of any of the Note Documents or any of the transactions contemplated therein, including contract claims, tort claims, breach of duty claims, and all other common law or statutory claims. Each party recognizes and agrees that the foregoing waiver constitutes a material inducement for entering into the Note Documents. Each party represents and warrants that such party has reviewed this waiver with legal counsel and that such party knowingly and voluntarily waives such party's jury trial rights following consultation with legal counsel.

              (e) NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery or sent by facsimile, addressed (i) if to a Stockholder or the Stockholders'
Representative, at the address such Person has furnished to the Company in writing, (ii) if to the Company, at the address set forth on the signature page hereof or such other address as it has furnished to the Stockholders' Representative in writing in accordance with this subsection, and (iii) if to LION, at the address set forth on the signature page hereof or such other address as it has furnished to the Stockholders' Representative in writing in accordance with this subsection. A notice shall be deemed effectively given, (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

              (f) EXPENSES. The Company shall reimburse the Stockholders' Representative and the Stockholders for all reasonable fees and expenses that they incur in enforcing the Note Documents and their rights and remedies under the Note Documents and by law, including reasonable attorneys' fees and legal expenses. All such fees and expenses shall be Secured Obligations.

              (g) VALIDITY. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              (h) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

              (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

                                TUTTLE RISK MANAGEMENT SERVICES INC.



                                By: /s/ ANTHONY BERRIS
                                    --------------------------------------------
                                Title: President
                                       -----------------------------------------

                                ADDRESS FOR NOTICES:

                                Tuttle Risk Management Services Inc.
                                4040 Civic Center Drive, Suite 540
                                San Rafael, CA 94903

                                Fax:  (415) 462-7505

                                Attention:  Mr. Anthony Berris



                                /s/ ANTHONY BERRIS
                                ------------------------------------------------
                                Anthony Berris, the Stockholders' Representative



                                LION INC.



                                By: /s/ RANDALL D. MILES
                                    --------------------------------------------

                                Title: Chairman and CEO
                                       -----------------------------------------

                                ADDRESS FOR NOTICES:

                                4700 - 42nd Ave. S.W., Suite 430
                                Seattle, WA 98116
                                Fax:  (206) 577-1441
                                Attention:  Randall D. Miles, Chairman and CEO



                                STOCKHOLDER:

                                /s/
                                ------------------------------------------------

                                Address:

                                    EXHIBIT A

                            [ INTENTIONALLY OMITTED ]

                                    EXHIBIT B

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR HOLDERHOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                             SECURED PROMISSORY NOTE

$______                                                         October __, 2004

         For value received, TUTTLE RISK MANAGEMENT SERVICES INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of _________________ ("HOLDER") the principal sum of $_____, with interest on the unpaid principal from the date hereof at a rate equal to ten percent (10%) per annum. Interest shall be computed based on the basis of a 365 day year for the actual number of days elapsed.

         The principal shall be paid in four (4) equal installments, due on January __, 2005, April __, 2005, July __, 2005, and October __, 2005 (the
"MATURITY DATE"). Each scheduled principal payment shall be accompanied by accrued and unpaid interest outstanding. In addition to such scheduled principal payments, the Company shall make on the fifteenth day of each calendar month, commencing with November 15, a principal payment equal to the amount obtained by multiplying fifteen percent (15%) of the Company's accounts receivable collections during the preceding calendar month (in the case of October 2004, for the period from the date hereof to the last day of such month), by a fraction, the numerator of which is the then principal amount outstanding under this Note and the denominator of which is the then aggregate principal amount outstanding under all of the Notes issued under the Note Agreement, as defined herein. Each such principal payment shall be applied to the scheduled quarterly principal payments in the inverse order of maturity. This Note is issued pursuant to the Secured Notes Agreement, dated as of the date hereof, by and among the Company, the Holder, LION, Inc., Anthony Berris, as the Stockholders' Representative, and the other stockholders of the Company named therein (the "NOTE AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned to them in the Note Agreement).

         The Company shall have the right to prepay, in whole or in part, the principal outstanding hereunder. Each such principal prepayment shall be accompanied by the interest accrued and outstanding with respect to such principal amount. Each such principal prepayment shall be applied to the scheduled quarterly principal payments in the inverse order of maturity.

         All payments of principal and interest shall be in lawful money of the United States of America.

         Pursuant to the Note Agreement, the Company's payment and other obligations hereunder are secured by the Collateral.

         Upon the Company's receipt of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of this Note and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of this Note for cancellation, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Note.

         If any provision of this Note is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         This Note shall be binding upon, and shall inure to the benefit of, Company and Holder and their respective successors and permitted assigns. Company may not assign its obligations under this Note without the Holder's consent, given in the Holder's sole discretion.

         This Note shall be construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles thereof.

                                       TUTTLE RISK MANAGEMENT SERVICES INC

                                       By:
                                          --------------------------------------

                                       Title:
                                              ----------------------------------

                                 EXHIBITS C - F

                            [ INTENTIONALLY OMITTED ]